Date: October 22, 2009

China Wind Systems, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

Re:  Subscription Agreement

Gentlemen:

The undersigned (the “Purchaser”) hereby subscribes for the number of Shares (the “Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of China Wind Systems, Inc., a Delaware corporation (the “Company”), as are set forth on the signature page of this Agreement, at a purchase price of $1.00 per share. The total purchase price for the Shares is set forth on the signature page of this Agreement.

1.      The Company is offering 2,400,000 Shares at a purchase price of $1.00 per share on a best efforts basis, with no minimum number of Shares being sold.  As a result, the Purchaser understands that it is possible that the Company will not receive any proceeds from the sale of Shares other than the purchase price of the Shares being purchased by the Purchaser.  Purchaser has wired or will wire the purchase price to Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”), as escrow agent, to be disbursed from escrow as provided in this Agreement.  Promptly upon execution of this Agreement, the escrow agreement (the “Escrow Agreement”) among the Company, the Purchasers and the Escrow Agent, and the voting agreement (the “Voting Agreement”) by and between Barron Partners LP and Jianhua WU (“WU”):

(a) Upon receipt of the subscription documents for the 2,400,000 Shares, the Company shall instruct the Escrow Agent to disburse $2,000,000 to the Company and retain $400,000 in escrow, subject to disbursement in accordance with instructions from the Company.  The Company agrees that the $400,000 held in escrow shall be used solely for legal, audit and investor relations fees and expenses, fees and expenses of non-Chinese directors, fees and expenses for internal accounting services, compensation and expenses of officers not based in China, transfer agent charges, stock exchange fees, Edgar fees, and any and all other obligations which are payable in the United States.

(b) The Company will instruct its transfer agent to issue the Preferred Shares to the Purchaser.

2.      The Company hereby represents, warrants, covenants and agrees to the Purchaser that:

(a)  Organization and Qualification. The Company and each of its subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) is an entity incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to execute and deliver each of this Agreement and the Escrow Agreement, to issue the Preferred Shares and to execute and deliver any other instrument or document delivered or to be delivered pursuant to this Agreement and the Escrow Agreements (collectively, the “Transaction Documents” and each, a “Transaction Document”) and to enter into and to consummate the transactions contemplated by each of the Transaction Documents (including the issuance and sale of the Preferred Shares) and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. The Company has provided to the Purchaser a copy of the action in writing by the Company’s board of directors approving this sale of the Preferred Shares.  Each Transaction Document, including this Agreement, has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except where enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(c)  Due Authorization.  The Preferred Shares, when issued upon payment of the Purchase Price, and the shares of common stock, par value $0.001 per share (“Common Stock”), issuable upon conversion of the Preferred Shares, when issued upon such conversion, will be duly and validly authorized and issued, fully paid and non-assessable.

(d)  No Conflicts. The execution, delivery and performance of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; (iii) to the Company’s knowledge, conflict with, or result in or constitute any violation of, any award, decision, judgment, decree, injunction, writ, order, subpoena, ruling, verdict or arbitration award (each an “Order”) entered, issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (as defined below), or any Law (as defined below), applicable to the Company or any of its Subsidiaries, or to any of their respective properties or assets, or to any shares; (iv) result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the properties or assets of the Company or any of the Subsidiaries; or (v) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization (as defined below) applicable to the Company or any of the Subsidiaries, or to any of their respective properties or assets, or to any of the Preferred Shares, or result in any other impairment of the rights of the holder of any such Authorization; except in the case of each of clauses (ii), (iii), (iv) and (v), such as would not, individually or in the aggregate, have or reasonably be expected to result in a (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(e)  Filings, Consents and Approvals. Assuming the accuracy of the representations of the Purchaser set forth in Section 3 hereof, no registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document (each, an “Authorization”) of or from, any U.S. or PRC court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign, including without limitation any Trading Market (each, a “Governmental Entity”), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity, (each, a “Law”), on the part of the Company is required in connection with the execution or delivery by the Company of the Transaction Documents or the performance by the Company of its obligations under each of the Transaction Documents (including, the offer and sale of the Preferred Shares by the Company to the Purchaser hereunder) except (i) as would not have a Material Adverse Effect on the Company or its performance of its obligations under the Transaction Documents, (ii) Form D and blue sky filings, if required, and (iii) the filings contemplated by the Transaction Documents.

(f)  SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2009 (the foregoing materials, including the exhibits thereto (together with any materials filed by the Company under the Exchange Act, whether or not required), being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension other than reports that failure to file of which would not affect the ability of the holder of the Company’s restricted Common Stock to sell such shares pursuant to Rule 144 of the Securities and Exchange Commission (the “Commission”) under the Securities Act after satisfying all applicable holding periods. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(g)  Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not altered its method of accounting, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iv) the Company has not issued any equity securities to any officer, director or affiliate, as defined in Rule 144(a)(1) of the Commission under the Securities Act (“Affiliate”), except pursuant to existing Company equity incentive plans, stock option plans, stock option agreements, restricted stock agreements, stock ownership plans or dividend reinvestment plans or as otherwise disclosed in the SEC Reports. The Company does not have pending before the Commission any request for confidential treatment of information.

(h) Litigation. There are no actions, suits, inquiries, notices of violation, proceedings or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) would have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company or any person who served in such capacity since January 1, 2009. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(i) Taxes. Each of the Company and the Subsidiaries has filed all necessary material federal, state and foreign income and franchise tax returns and has paid or accrued all material taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company’s knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, kickbacks and false claims in healthcare programs, occupational health and safety, product quality and safety and employment, labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Reports, the Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.

(k) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(l)  Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement other than such fees as may result from actions on the part of the Purchaser.

(m) Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, taken together, are complete, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.      The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)  The Purchaser understands that the offer and sale of the Preferred Shares is being made only by means of this Agreement.  The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that it is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed with the Commission.  The Purchaser is aware that the purchase of the Preferred Shares involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of its entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company may need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  Furthermore, in purchasing the Preferred Shares, the Purchaser acknowledges that it is not relying upon any projections, forecasts, estimates or any statements of any kind relating to future revenue, earnings, operations or cash flow.

(b)  The Purchaser represents to the Company that the Purchaser is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and it understands the meaning of the term “accredited investor.”  The Purchaser further represents that it has such knowledge and experience in financial and business matters as to enable the Purchaser to understand the nature and extent of the risks involved in purchasing the Preferred Shares.  The Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Purchaser has engaged its own counsel, accountants and investment advisors to the extent that it deems necessary.

(c)   All of the information provided by the Purchaser in its Confidential Investor Questionnaire is true and correct in all material respects.

(d)  The Purchaser is acquiring the Preferred Shares, and any shares of Common Stock issuable upon conversion of the Preferred Shares, for investment and not with a view to the sale or distribution thereof, for the Purchaser’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Preferred Shares; is aware that the securities are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares shall bear the Company’s standard investment legend.  The Purchaser understands the meaning of these restrictions.

(e)  The Purchaser will not transfer the Preferred Shares or underlying shares of Common Stock except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(f)  The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser’s purchase of the Preferred Shares pursuant to this Agreement.  The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Section 3(f).

(g)  The Purchaser understands that it has no registration rights with respect to the Preferred Shares or underlying shares of Common Stock.

(h)  The Purchaser represents and warrants that the address set forth on the signature page is its true and correct address, and understands that the Company will rely on this representation in determining what filings, if any, need to be made under state securities or blue sky laws.

4.      The Purchaser agrees that it will grant the voting rights with respect to the Preferred Shares and the underlying shares of Common Stock to WU pursuant to the Voting Agreement.  The Purchaser’s obligations under the Voting Agreement shall terminate upon any sale by the Purchaser, whether public or private, excluding only a transfer to an Affiliate of the Purchaser, and the transferee of such shares shall not be subject to any restrictions under the Voting Agreement.

5.      [Intentionally omitted.]

6.           (a)  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b)  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed.  Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier, upon the date of receipt provided that receipt is acknowledge by the recipient.  Notices shall be sent to the parties at their respective addresses set forth on the first page of this Agreement, with respect to the Company, and on the signature page of this Agreement with respect to the Purchaser, in each case to the attention of the person who executed this Agreement on behalf of such party.  A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com. Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

(c) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process  may be made (x) in the manner set forth in Section 6(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

 (f)  The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Preferred Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,
Number of Shares Subscribed for: 1,500,000
Barron Partners LP
Total Purchase Price: $1,500,000	[Name of Purchaser]

	By:	/s/ Andrew Barron Worden
Name: Andrew Barron Worden
Title: Managing PArtner

The undersigned is an accredited investor pursuant to Item ___ of Exhibit A.

Address:

Telecopier Number:

e-mail:

Social Security or Taxpayer ID No.:

Accepted this      day of             , 2009

CHINA WIND SYSTEMS, INC.

By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

Sichenzia Ross Friedman Ference LLP agrees to serve as escrow agent pursuant to the terms of the Escrow Agreement.

SICHENZIA ROSS FRIEDMAN FERENCE LLP

By:	/s/ Asher S. Levitsky
Asher S. Levitsky, P.C., of counsel

Exhibit A

A Purchaser who meets any one of the following tests is an accredited investor:

(a)           The Purchaser is an individual who has a net worth, or joint net worth with the Purchaser’s spouse, of at least $1,000,000.

(b)           The Purchaser is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Purchaser’s spouse) for the past two years, and the Purchaser has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Purchaser’s spouse) for the current year.

(c)           The Purchaser is an officer or director of the Company.

(d)           The Purchaser is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)           The Purchaser is a broker or dealer registered pursuant to section 15 of the Exchange Act.

(f)            The Purchaser is an insurance company as defined in section 2(13) of the Securities Act.

(g)           The Purchaser is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)           The Purchaser is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)            The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)            The Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)           The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)            The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)           The Purchaser is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Preferred Shares in the name of his or her individual retirement account (“IRA”).

A-1